Investor Presentation February 2024

Some of the information in this presentation that is not historical in nature constitute “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements as to the Company's expectations, beliefs, goals, and strategies regarding the future. These forward‐looking statements may involve risks and uncertainties that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward‐looking statements are reasonable, it can give no assurance that such expectations will prove to be correct or that the Company's growth strategies will achieve the target results. Important factors, including general economic conditions, the impacts of public health concerns, adverse weather conditions, competition for consumer leisure time and spending, unanticipated construction delays, changes in the Company’s capital investment plans and projects and other factors discussed from time to time by the Company in its reports filed with the Securities and Exchange Commission (the “SEC”) could affect attendance at the Company’s parks and the Company's growth strategies, and cause actual results to differ materially from the Company's expectations or otherwise to fluctuate or decrease. Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company's Annual Report on Form 10‐K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to publicly update or revise any forward‐looking statements, whether a result of new information, future events, information, circumstances or otherwise that arise after the publication of this document. Forward‐Looking Statements 2

Cedar Fair Well Positioned for Growth and Value Creation • Demand remains strong for our parks and resort properties in the  highly competitive leisure space  • Reliable, recurring and growing revenue streams underpin the  business model • Ongoing investments to continue around the guest and associate  experience • Data‐driven pricing and product decisions support market  segmentation strategy • Balance sheet strong and getting stronger • High return business model supports capital allocation priorities of  reinvesting in the business, reducing debt, and returning capital to  investors 3

2023  STATISTICS 26.7M guests entertained 2.9M  season passes sold $1.80B in Net Revenues $528M of Adjusted EBITDA(a) PORTFOLIO  OF   PROPERTIES 11 amusement parks 4 separately gated  outdoor water parks 1 indoor water park  7  hotels and other  resort properties with  2,300+ rooms  4 campgrounds with  600+ cabins / sites  4 Attractive Portfolio of Parks and Resorts   “The Park of Locals” – Historic North America Landmarks Within Easy Driving Distance from Home Adjusted EBITDA is a non-GAAP measure (See Appendix for reconciliation of Adjusted EBITDA) (a)

Recession Resilient Business Model Acquisitions: 1992 – Dorney Park 1995 – Worlds of Fun 1997 – Knott’s Berry Farm 2001 – Michigan’s Adventure 2006 – Paramount Parks (five  parks) 2019 – Schlitterbahn            (two water parks) 2019  – Sawmill Creek Resort  & Conference Center $0 $100 $200 $300 $400 $500 $600 ($ in m illi on s) Adjusted EBITDA Financial Crisis 2001 = (6.1%) 2002 = 11.4% 2009 = (11.0%) 2010 = 13.2%Early 2000’s Recession Early 1990’s Recession Impact of COVID-19 (b) (a) 5 (c) Strong operating performance through various economic cycles (b) FY2020 Adjusted EBITDA totaled a loss of $302M (a) Adjusted EBITDA is a non-GAAP measure (See Appendix for reconciliation of Adjusted EBITDA) (c) FY2022 Adjusted EBITDA totaled a record of $552M

Solid Capital Structure in Place Amounts in $MM $300 $1,000 $500 $300 $500 0 300 600 900 1200 2024 2025 2026 2027 2028 2029 2030 Revolver Capacity Senior Notes 6 5.500% Secured May-2025 5.375% Unsecured Apr-2027 5.250% Unsecured Jul-2029 6.500% Unsecured Oct-2028 S + 350 bps Feb-2028 (a) (a) Revolving credit facility maturity is subject to restrictions on the amount of certain notes outstanding.

2023 Recap and 2024 Outlook

Recapping 2023….. • We produced our second‐best EBITDA year ever, despite exogenous  macro factors disrupting operations and demand during the first half of  the year • Outstanding second‐half performance underscores the resiliency of our  business model and the ongoing strong demand of consumers • Second‐half performance was capped off by a record 4th quarter,  include new highs in attendance, net revenues and Adjusted EBITDA(a) • Mid‐year adjustments to our marketing and pricing strategies proved  very successful, driving a meaningful lift in attendance (~600,000 visits)  over the second half of the year • Cost efficiency efforts are taking hold, driving cost savings and Adjusted  EBITDA margin(b) expansion of 210 bps over the second half of the year 8 (a) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation of Adjusted EBITDA. (b) Adjusted EBITDA margin is a non-GAAP measure. See Appendix for reconciliation of Adjusted EBITDA margin

3% 4% Strategy Shift Nets Solid 2023 1% Net Revenues $1.80B Adjusted EBITDA(b) $528M Attendance  26.7M In‐Park Per Capita Spending(a) $61.05 Out‐of‐Park Revenues(a) $223M 9 2023 Results (2,365 operating days) 2022 Results (2,302 operating days) $61.65 $213M $552M Yellow font represents record performance (b) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation of Adjusted EBITDA. (a) In-park per capita is calculated as in-park revenues divided by total attendance. In-park per capita spending and out-of-park revenues are non-GAAP measures. See Appendix for reconciliation of these measures. 26.9M $1.82B

3% 4% Record 2023 Second Half 1% Net Revenues $1.21B Adjusted EBITDA(b) $477M Attendance  18.2M In‐Park Per Capita Spending (a) $60.69 Out‐of‐Park Revenues (a) $142M 10 2H‐2023 Results (1,468 operating days) 2H‐2022 Results (1,464 operating days) $1.21B 17.6M $62.83 $137M $450M Yellow numbers represent record performance (b) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation of Adjusted EBITDA. (a) In-park per capita spending is calculated as in-park revenues divided by total attendance. In-park per capita spending and out-of-park revenues are non-GAAP measures. See Appendix for reconciliation of these measures.

Looking to 2024….. • Consumer demand for amusement park entertainment in the highly  competitive leisure space remains strong and is pacing to soon surpass pre‐ pandemic levels • Demand momentum supported by consumer research, as well as our second  half performance in 2023 and strong early trends in long‐lead indicators • Outstanding start to the 2024 season pass program with unit sales up 20%  through January • Group bookings and resort reservations are pacing well and in line with  expectations • Unveiling of one of our most compelling and broadest reaching capital  programs ever, highlighted by the debut of Top Thrill 2 at Cedar Point • Incremental initiatives focused on reducing costs and improving margins,  while still delivering a park experience that meets guest demands 11

2024 Technology  Initiatives

2024 Technology Initiatives – Making FUN Easy….. • Roll out of a next generation guest mobile app to be  completed across all parks by the end of April 2024 • New mobile app for associates with tools and functionality to  improve operating efficiencies already fully rolled out and in  use at all parks in 2024 • Improved and expanded WiFi coverage across the portfolio,  with our 6 largest parks to be completed by Fall 2024 • Major redesign of our ticketing system with a focus on a  more guest friendly, unified shopping cart experience 13 Continued investment in scalable technologies aimed at enhancing  the guest experience, driving revenue growth, and improving  operational efficiencies for our associates Associate Tools Guest  Experience Technology &  Infrastructure

Next Gen Guest Mobile App 14 Next Gen Guest Mobile App • Single‐Use Fast Lane • Digital entitlement wallet • Payment with Apple and Google Pay • Mobile food ordering • Improved maps and wayfinding • Enhanced and scalable messaging • Incremental functionality being developed  and added with each new park release The next generation guest mobile app is designed to offer the guest a personalized experience throughout, with their  passes and favorites readily accessible, along with improved wayfinding and the convenience of a digital wallet to store  everything from daily tickets to passes and dining plans in one convenient location

Mobile App Release  LAUNCHED LAUNCHED LAUNCHED LAUNCHED LAUNCHED 2/27/2024 3/8/2024 3/20/2024 4/1/2024 4/11/2024 4/15/2024 15

New Associate Mobile App 16 Associate Mobile App • Operational Checklists • Wait Time Management • Ride Status • Park Attendance • Park Hours • User‐Based Permissions A new associate mobile app, which is designed to simplify administrative tasks, reduce paperwork, improve training and  communication, and enhance the ability to serve the guest, has been deployed to all parks and is in full use for 2024

17 • The next evolution of our Fast Lane, front‐of‐the‐line product, will  now allow for the incremental sale of Single‐Use Fast Lane passes as  part of the digital experience within the next generation guest mobile  app • The first rollout of Single‐Use Fast Lane at Knott’s Berry Farm is  completed, with positive initial feedback from both guests and  associates Fast Lane Technology Deployment

18 Testing Additional Technologies We continue to test additional technologies aimed at creating convenient, frictionless experiences for our guests, while  expanding revenue opportunities and delivering maximum return for Cedar Fair Leveraging our relationship with Coca‐Cola and other technology partners, planning and construction of a contactless retail location is being  piloted at Knott’s Berry Farm in 2024

Appendix

Adjusted EBITDA Reconciliation 20

Table of Key Operational Measures 21